UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-21698
                                                    ---------

           The Gabelli Global Gold, Natural Resources & Income Trust
      -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                             One Corporate Center
                           Rye, New York 10580-1422
      -----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Bruce N. Alpert
                              Gabelli Funds, LLC
                             One Corporate Center
                           Rye, New York 10580-1422
      -----------------------------------------------------------------
                    (Name and address of agent for service)

      registrant's telephone number, including area code: 1-800-422-3554
                                                          --------------

                     Date of fiscal year end: December 31
                                              -----------

                  Date of reporting period: December 31, 2007
                                            -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                            [LOGO OMITTED]
                                                            THE GABELLI
                                                            GLOBAL GOLD,
                                                            NATURAL RESOURCES
                                                            & INCOME TRUST

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                                  Annual Report
                               December 31, 2007






TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio managers' commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2007.

COMPARATIVE RESULTS

-------------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2007 (A)
                            ----------------------------------------------------
                                                                                               Since
                                                                                             Inception
                                                           Quarter    1 Year      2 Year     (03/31/05)
                                                           -------    ------      ------     ----------
  GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
    NAV TOTAL RETURN (B) ..................................  4.01%     31.47%      24.71%      26.15%
    INVESTMENT TOTAL RETURN (C) ...........................  5.06      27.40       24.60       23.42
  CBOE S&P 500 Buy/Write Index ............................  2.38       6.59        9.91        8.57
  Philadelphia Gold & Silver Index ........................  2.89      22.90       17.57       26.38
  Amex Energy Select Sector Index .........................  5.95      36.72       27.30       26.75
  Lehman Brothers Government/Corporate Bond Index .........  3.10       7.23        5.49        5.11

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE CBOE S&P 500 BUY/WRITE INDEX IS AN UNMANAGED BENCHMARK INDEX DESIGNED TO REFLECT THE RETURN ON A PORTFOLIO THAT CONSISTS OF A LONG POSITION IN THE STOCKS IN THE S&P 500 INDEX AND A SHORT POSITION IN A S&P 500 (SPX) CALL OPTION. THE PHILADELPHIA GOLD & SILVER INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE OF LARGE NORTH AMERICAN GOLD AND SILVER COMPANIES, WHILE THE AMEX ENERGY SELECT SECTOR INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE OF LARGE U.S. COMPANIES INVOLVED IN THE DEVELOPMENT OR PRODUCTION OF ENERGY PRODUCTS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE, PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. DIVIDENDS AND INTEREST INCOME ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE AMERICAN STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.
--------------------------------------------------------------------------------

                                            Sincerely yours,

                                            /s/ Bruce N. Alpert
                                            -------------------
                                            Bruce N. Alpert
                                            President
February 22, 2008

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2007:


LONG POSITIONS
Metals and Mining....................................   60.7%
Energy and Energy Services...........................   37.9%
U.S. Government Obligations..........................    1.4%
                                                       ------
                                                       100.0%
                                                       ======
SHORT POSITIONS
Call Options Written.................................   (3.3)%

     THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007


                                                                        MARKET
   SHARES                                                COST           VALUE
   ------                                                ----           -----

            COMMON STOCKS -- 98.6%
            ENERGY AND ENERGY SERVICES -- 37.9%
    30,000  Baker Hughes Inc. ....................... $  1,959,300 $   2,433,000
   348,000  BJ Services Co. (a) .....................    9,671,438     8,442,480
   122,000  BP plc, ADR .............................    8,621,035     8,926,740
    54,600  Chevron Corp. ...........................    3,328,250     5,095,818
    65,000  ConocoPhillips ..........................    4,066,891     5,739,500
   140,000  Devon Energy Corp. (a) ..................    8,193,549    12,447,400
    55,000  Diamond Offshore Drilling Inc. ..........    3,422,679     7,810,000
    60,000  Exxon Mobil Corp. (a). ..................    3,436,926     5,621,400
   247,000  Halliburton Co. (a) .....................    6,804,974     9,363,770
   195,000  Imperial Oil Ltd. .......................    7,875,178    10,791,732
   110,000  Marathon Oil Corp. ......................    3,230,867     6,694,600
   174,000  Murphy Oil Corp. (a).. ..................    8,655,362    14,762,160
   220,000  Nabors Industries Ltd.+ .................    7,110,517     6,025,800
   240,000  Noble Corp. (a) .........................    8,570,294    13,562,400
   220,000  Petroleo Brasileiro SA, ADR (a) .........   10,427,054    25,352,800
   150,000  Rowan Companies Inc. (a) ................    4,521,478     5,919,000
   100,000  Royal Dutch Shell plc, Cl. A ............    4,226,226     4,202,165
   150,000  Saipem SpA ..............................    3,412,319     6,015,615
    99,800  Sasol Ltd., ADR .........................    4,923,134     4,937,106
   150,000  StatoilHydro ASA, ADR. ..................    4,093,741     4,578,000
   152,500  Suncor Energy Inc. (a) ..................   10,773,274    16,581,325
    60,000  Technip SA ..............................    4,775,945     4,780,911
   117,500  Tesoro Corp. ............................    3,362,092     5,604,750
    83,000  Transocean Inc.+ ........................    8,277,688    11,881,450
   104,800  Valero Energy Corp. (a) .................    5,377,460     7,339,144
   194,000  Weatherford International Ltd.+ (a) .....    7,690,416    13,308,400
   166,400  Williams Companies Inc. (a) .............    4,115,558     5,953,792
   246,250  XTO Energy Inc. (a) .....................    8,616,703    12,647,400
                                                      ------------ -------------
                                                       169,540,348   246,818,658
                                                      ------------ -------------
            METALS AND MINING -- 60.7%
   363,000  Agnico-Eagle Mines Ltd. (a) .............    7,378,439    19,830,690
   160,000  Alcoa Inc. (a) ..........................    5,186,544     5,848,000
   212,000  Alpha Natural Resources Inc.+ ...........    3,851,807     6,885,760
    85,000  Anglo American plc ......................    4,726,199     5,211,401
    78,000  Anglo Platinum Ltd. .....................   11,075,081    11,527,636
   138,500  AngloGold Ashanti Ltd., ADR .............    5,574,638     5,929,185
   597,061  Aquila Resources Ltd.+ ..................    2,549,574     4,954,146
   454,000  Barrick Gold Corp. (a) ..................   14,269,675    19,090,700
   170,000  BHP Billiton Ltd., ADR (a) ..............    6,283,353    11,906,800
   220,000  Companhia Vale do Rio Doce, ADR .........    3,603,555     7,187,400
   130,000  Compania de Minas Buenaventura SA, ADR ..    7,222,591     7,358,000
 2,269,341  Consolidated Minerals Ltd. (b) ..........    4,611,316     9,962,952
   640,000  Eldorado Gold Corp.+.. ..................    3,385,626     3,780,536
   200,000  Equinox Minerals Ltd.+ ..................    1,037,206     1,106,439
    14,100  Eramet ..................................    3,885,790     7,215,229
   128,000  Freeport-McMoRan Copper & Gold Inc. .....   13,963,521    13,112,320
   200,000  Gold Fields Ltd. ........................    3,819,747     2,897,130
 1,042,300  Gold Fields Ltd., ADR (a) ...............   16,824,191    14,800,660
   369,500  Goldcorp Inc. (a) .......................    4,224,239    12,537,135
   256,400  Harmony Gold Mining Co. Ltd., ADR+ ......    2,569,495     2,643,484
   728,000  Hochschild Mining plc. ..................    5,449,565     6,274,861
   342,500  IAMGOLD Corp. ...........................    3,067,632     2,807,462
   406,000  Impala Platinum Holdings Ltd. ...........    8,062,716    14,094,025

                                                                         MARKET
   SHARES                                                 COST           VALUE
   ------                                                 ----           -----

   758,832  Independence Group NL. .................. $  4,584,962 $   5,943,315
   738,100  Ivanhoe Mines Ltd., New York+ ...........    5,358,513     7,919,813
    50,000  Ivanhoe Mines Ltd., New York+ (b) .......      337,529       536,500
    48,000  Ivanhoe Mines Ltd., Toronto+ ............      340,092       525,255
   100,000  Jubilee Mines NL (b).. ..................    1,492,890     1,991,413
   850,000  Kagara Ltd. .............................    4,502,423     4,627,313
   100,000  Kazakhmys plc ...........................    3,100,202     2,729,118
   349,656  Kingsgate Consolidated Ltd.+ ............    1,325,683     1,427,619
 1,151,900  Kinross Gold Corp.+ (a) .................    7,713,803    21,194,960
 6,483,488  Lihir Gold Ltd.+ ........................   12,218,692    20,551,057
   214,779  Lonmin plc ..............................   14,372,331    13,223,810
   100,000  Lundin Mining Corp.+.. ..................    1,048,620       959,000
 1,000,000  Minara Resources Ltd.. ..................    5,975,994     5,470,239
   744,307  Newcrest Mining Ltd. ....................   10,171,211    21,632,084
   359,400  Newmont Mining Corp. (a) ................   14,026,543    17,549,502
 1,545,000  Oxiana Ltd. .............................    4,470,568     4,720,913
 6,580,000  Pan Australian Resources Ltd.+ ..........    3,680,444     5,719,780
   567,400  Randgold Resources Ltd., ADR ............    9,529,023    21,067,562
   241,600  Teck Cominco Ltd., Cl. B ................    9,539,149     8,673,072
    70,000  Vedanta Resources plc. ..................    3,018,983     2,850,943
   206,156  Xstrata plc .............................   14,383,135    14,568,311
 1,032,000  Yamana Gold Inc., New York (a) ..........   10,949,096    13,354,080
   100,000  Yamana Gold Inc., Toronto ...............      892,061     1,306,044
                                                      ------------ -------------
                                                       285,654,447   395,503,654
                                                      ------------ -------------
            TOTAL COMMON STOCKS .....................  455,194,795   642,322,312
                                                      ------------ -------------
  PRINCIPAL
   AMOUNT
   ------

            U.S. GOVERNMENT OBLIGATIONS -- 1.4%
$8,935,000  U.S. Treasury Bills,
               2.848% to 3.188%++,
               01/03/08 to 03/27/08 (c) ............    8,887,740     8,884,123
                                                     ------------ -------------

   NUMBER OF                                         EXPIRATION DATE/
   CONTRACTS                                         EXERCISE PRICE
   ---------                                         --------------

            PUT OPTIONS PURCHASED -- 0.0%
       600  Foundation Coal Holdings Inc. ..........   Mar. 08/45        69,000
                                                                  -------------

            TOTAL PUT OPTIONS
               PURCHASED ...........................      134,982        69,000
                                                     ------------ -------------

TOTAL INVESTMENTS -- 100.0%......... ............... $464,217,517   651,275,435
                                                     ============

CALL OPTIONS WRITTEN
  (Premiums received $25,991,039) ...............................   (21,556,736)

OTHER ASSETS AND LIABILITIES (NET)...............................     3,534,082
                                                                  -------------

PREFERRED STOCK
  (4,000,000 preferred shares outstanding) ......................  (100,000,000)
                                                                  -------------

NET ASSETS -- COMMON STOCK
  (18,086,062 common shares outstanding) ........................ $ 533,252,781
                                                                  =============
NET ASSET VALUE PER COMMON SHARE
  ($533,252,781 / 18,086,062 shares outstanding) ................        $29.48
                                                                         ======

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

   NUMBER OF                                        EXPIRATION DATE/     MARKET
   CONTRACTS                                         EXERCISE PRICE      VALUE
   ---------                                         --------------      -----

            OPTION CONTRACTS WRITTEN -- (3.3)%
            CALL OPTIONS WRITTEN -- (3.3)%
     1,830  Agnico-Eagle Mines Ltd. ................  Jan. 08/50   $     951,600
     1,800  Agnico-Eagle Mines Ltd. ................  Jan. 08/55         378,000
     1,600  Alcoa Inc. .............................  Jan. 09/50         180,000
     2,120  Alpha Natural Resources Inc. ...........  Jan. 08/30         657,200
        85  Anglo American plc (d) .................  Jan. 08/85          73,603
     1,385  AngloGold Ashanti Ltd., ADR ............  Jan. 08/45          90,025
       300  Baker Hughes Inc. ......................  Jan. 08/90           6,000
     2,300  Barrick Gold Corp. .....................  Jan. 08/40         828,000
     2,242  Barrick Gold Corp. .....................  Jan. 08/45         145,730
     1,700  BHP Billiton Ltd., ADR .................  Jan. 08/75         127,500
     3,480  BJ Services Co. ........................  Jan. 08/25         174,000
     1,200  BJ Services Co. ........................  Feb. 08/25          96,000
     1,220  BP plc, ADR ............................  Apr. 08/90          30,500
       286  Chevron Corp. ..........................  Jan. 08/90         117,260
       260  Chevron Corp. ..........................  Jan. 08/95          35,100
     2,200  Companhia Vale do Rio Doce, ADR ........  Jan. 08/37.50       44,000
     1,300  Compania de Minas Buenaventura SA, ADR .  Jan. 08/55         416,000
       650  ConcoPhillips ..........................  Jan. 08/85         295,750
     1,400  Devon Energy Corp. .....................  Jan. 08/90         266,000
       550  Diamond Offshore Drilling Inc. .........  Jan. 08/140        379,500
     3,200  Eldorado Gold Corp. (e) ................  Jan. 08/6           56,740
     3,200  Eldorado Gold Corp. (e) ................  Jan. 08/7           17,833
     3,200  Eldorado Gold Corp. ....................  Feb. 08/6.15       166,400
    14,100  Eramet (f)..............................  Feb. 08/302.20   1,034,979
       600  Exxon Mobil Corp. ......................  Jan. 08/95          87,000
     1,300  Freeport-McMoRan Copper & Gold Inc. ....  Jan. 08/110        175,500
     9,500  Gold Fields Ltd., ADR. .................  Jan. 08/17.50       47,500
     2,923  Gold Fields Ltd., ADR. .................  Jan. 08/20          14,615
     3,695  Goldcorp Inc. ..........................  Jan. 08/35         332,550
     2,470  Halliburton Co. ........................  Jan. 08/42.50       24,700
       728  Hochschild Mining plc (d) ..............  Feb. 08/4.45       217,374
       596  IAMGOLD Corp. (e) ......................  Jan. 08/9            4,227
     1,329  IAMGOLD Corp. (e) ......................  Feb. 08/9           30,298
     1,500  IAMGOLD Corp. (e) ......................  Feb. 08/10          19,758
       586  Imperial Oil Ltd. (e). .................  Feb. 08/54         158,828
     1,200  Imperial Oil Ltd. (e). .................  Feb. 08/56         206,697
       759  Independence Group NL (g) ..............  Mar. 08/7.80       966,336
     1,361  Ivanhoe Mines Ltd. .....................  Jan. 08/10         159,918
     4,000  Ivanhoe Mines Ltd. .....................  Jan. 08/12.50       80,000
     3,000  Ivanhoe Mines Ltd. .....................  Mar. 08/12.50      240,000
    10,510  Kinross Gold Corp. .....................  Jan. 08/17.50    1,471,400
     1,009  Kinross Gold Corp. .....................  Feb. 08/20          75,675
     6,000  Lihir Gold Ltd. (g) ....................  Apr. 08/4.80       272,518
     1,000  Lundin Mining Corp. ....................  Mar. 08/10          95,000
     1,100  Marathon Oil Corp. .....................  Jan. 08/60         253,000
     1,000  Murphy Oil Corp. .......................  Jan. 08/75       1,015,000
       740  Murphy Oil Corp. .......................  Jan. 08/80         418,100
     2,200  Nabors Industries Ltd. .................  Jan. 08/27.50      148,500
       275  Newcrest Mining Corp. (g) ..............  Feb. 08/35         310,903
       275  Newcrest Mining Corp. (g) ..............  Apr. 08/39.24      263,876
     2,594  Newmont Mining Corp. ...................  Jan. 08/50         298,310
     1,000  Newmont Mining Corp. ...................  Jan. 08/55          25,000
       400  Noble Corp. ............................  Jan. 08/50         284,000
     1,600  Noble Corp. ............................  Jan. 08/52.50      736,000
       400  Noble Corp. ............................  Jan. 08/55         112,000
     6,580  Pan Australian Resources Ltd. (g) ......  Mar. 08/1.08       387,096
     1,000  Petroleo Brasileiro SA, ADR ............  Apr. 08/120      1,110,000

   NUMBER OF                                        EXPIRATION DATE/     MARKET
   CONTRACTS                                         EXERCISE PRICE      VALUE
   ---------                                         --------------      -----

     2,838  Randgold Resources Ltd., ADR ...........  Jan. 08/35    $    780,450
     2,836  Randgold Resources Ltd., ADR ...........  Mar. 08/35       1,361,280
     1,500  Rowan Companies Inc. ...................  Jan. 08/40         157,500
       150  Saipem SpA (f) .........................  Jan. 08/27          96,879
       143  Sasol Ltd., ADR ........................  Feb. 08/50          35,035
       357  Sasol Ltd., ADR ........................  Feb. 08/55          28,560
     1,500  StatoilHydro ASA, ADR. .................  Jan. 08/35          22,500
       600  Suncor Energy Inc. .....................  Jan. 08/110        168,000
       225  Suncor Energy Inc. .....................  Feb. 08/115         67,500
       700  Suncor Energy Inc. .....................  Mar. 08/125        138,250
     1,600  Teck Cominco Ltd., Cl. B (e) ...........  Jan. 08/38          64,846
       816  Teck Cominco Ltd., Cl. B (e) ...........  Jan. 08/40          14,882
     1,175  Tesoro Corp. ...........................  Jan. 08/50         111,625
       100  Transocean Inc. ........................  Jan. 08/150         17,500
        80  Transocean Inc. ........................  Jan. 08/155          6,400
       650  Transocean Inc. ........................  Feb. 08/140        169,000
     1,048  Valero Energy Corp. ....................  Jan. 08/65         576,400
     1,940  Weatherford International Ltd. .........  Jan. 08/70         339,500
     1,300  Williams Companies Inc. ................  Jan. 08/37.50       16,250
       364  Williams Companies Inc. ................  Jan. 08/40           1,820
       500  XTO Energy Inc. ........................  Jan. 08/65         115,000
     1,470  XTO Energy Inc. ........................  Jan. 08/70          36,750
       490  XTO Energy Inc. ........................  Feb. 08/55          61,250
     3,500  Yamana Gold Inc. .......................  Feb. 08/12.50      420,000
     1,752  Yamana Gold Inc. .......................  Apr. 08/15         140,160
                                                                    ------------
            TOTAL CALL OPTIONS WRITTEN
             (Premiums received $25,991,039) .....................  $ 21,556,736
                                                                    ============
-----------------
(a) Securities, or a portion thereof, with a value of $198,196,310 pledged as collateral for options written.
(b) At December 31, 2007, the Fund held investments in restricted securities amounting to $12,490,865 or 1.92% of total investments, which were valued under methods approved by the Board as follows:
                                                                     12/31/07
 ACQUISITION                            ACQUISITION   ACQUISITION CARRYING VALUE
   SHARES    ISSUER                         DATE         COST        PER UNIT
   ------    ------                         ----         ----        --------
 2,269,341 Consolidated Minerals Ltd. .. 01/04/07     $4,611,316     $ 4.3902
    50,000 Ivanhoe Mines Ltd., New York  04/25/05        337,529      10.7300
   100,000 Jubilee Mines NL............. 10/19/07      1,492,890      19.9141

(c) At December 31, 2007, $1,500,000 of the principal amount was pledged as collateral for options written.
(d) Exercise price denoted in British pounds.
(e) Exercise price denoted in Canadian dollars.
(f) Exercise price denoted in Euros.
(g) Exercise price denoted in Australian dollars.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR American Depository Receipt
                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                       -----       -----
GEOGRAPHIC DIVERSIFICATION
LONG POSITIONS
North America ....................      47.5%  $309,217,662
Europe............................      15.6    101,644,667
Asia/Pacific......................      15.2     98,907,630
Latin America.....................      13.0     84,676,250
South Africa......................       8.7     56,829,226
                                       -----   ------------
                                       100.0%  $651,275,435
                                       =====   ============
SHORT POSITIONS
North America ....................      (1.8)% $(12,012,307)
Europe............................      (0.6)    (3,617,565)
Latin America.....................      (0.5)    (3,382,900)
Asia/Pacific......................      (0.4)    (2,328,229)
South Africa......................      (0.0)      (215,735)
                                       -----   ------------
                                        (3.3)% $(21,556,736)
                                       =====   ============

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007

ASSETS:
  Investments, at value (cost $464,217,517)..................... $651,275,435
  Foreign currency, at value (cost $72,489).....................       72,994
  Cash..........................................................       77,784
  Deposit at broker.............................................    1,458,815
  Unrealized appreciation on swap contracts.....................    8,516,188
  Dividends receivable..........................................      457,994
  Prepaid expense...............................................       15,467
                                                                 ------------
  TOTAL ASSETS..................................................  661,874,677
                                                                 ------------
LIABILITIES:
  Call options written (premiums received $25,991,039) .........   21,556,736
  Payable for investments purchased ............................      922,754
  Distributions payable.........................................    4,631,932
  Payable for investment advisory fees..........................      534,338
  Payable for payroll expenses .................................       75,334
  Payable for accounting fees...................................       11,348
  Other accrued expenses and liabilities........................      889,454
                                                                 ------------
  TOTAL LIABILITIES.............................................   28,621,896
                                                                 ------------
PREFERRED SHARES:
  Series A Cumulative Preferred Shares (6.625%,
    $25 liquidation value, $0.001 par value, 4,000,000
    shares authorized with 4,000,000 shares issued
    and outstanding) ...........................................  100,000,000
                                                                 ------------
  NET ASSETS ATTRIBUTABLE TO COMMON SHARES...................... $533,252,781
                                                                 ------------

NET ASSETS CONSIST OF:
  Paid-in capital, at $.001 par value........................... $342,341,802
  Accumulated distributions in excess of net
    investment income ..........................................   (2,954,642)
  Accumulated distributions in excess of net realized
    gain on investments, swap contracts, securities
    sold short, written options, and foreign
    currency transactions ......................................   (6,145,778)
  Net unrealized appreciation on investments....................  187,057,918
  Net unrealized appreciation on swap contracts ................    8,516,188
  Net unrealized appreciation on written options ...............    4,434,303
  Net unrealized appreciation on foreign
    currency translations ......................................        2,990
                                                                 ------------
  NET ASSETS.................................................... $533,252,781
                                                                 ============
NET ASSET VALUE PER COMMON SHARE:
  ($533,252,781 / 18,086,062 shares outstanding;
    unlimited number of shares authorized) .....................       $29.48
                                                                       ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $228,592).................. $  5,647,067
  Interest .....................................................      915,639
                                                                 ------------
  TOTAL INVESTMENT INCOME.......................................    6,562,706
                                                                 ------------
EXPENSES:
  Investment advisory fees......................................    5,037,949
  Interest expense..............................................      598,922
  Tax expense...................................................      435,698
  Payroll expenses..............................................      219,858
  Shareholder communications expenses...........................      170,233
  Custodian fees................................................      122,484
  Legal and audit fees..........................................      122,462
  Trustees' fees ...............................................       74,573
  Accounting fees ..............................................       45,000
  Shareholder services fees.....................................       11,282
  Dividends on securities sold short............................       10,692
  Miscellaneous expenses........................................      139,251
                                                                 ------------
  TOTAL EXPENSES................................................    6,988,404
  Less: Custodian fee credits...................................       (4,544)
                                                                 ------------
  NET EXPENSES..................................................    6,983,860
                                                                 ------------
  NET INVESTMENT LOSS...........................................     (421,154)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, SWAP CONTRACTS, SECURITIES SOLD SHORT,
    WRITTEN OPTIONS, AND FOREIGN CURRENCY:
  Net realized gain on investments..............................   56,585,476
  Net realized gain on swap contracts...........................   10,039,976
  Net realized loss on securities sold short....................   (1,142,451)
  Net realized loss on written options..........................  (42,239,070)
  Net realized gain on foreign currency transactions ...........      257,354
                                                                 ------------
  Net realized gain on investments, swap contracts,
    securities sold short, written options, and
    foreign currency transactions...............................   23,501,285
                                                                 ------------
  Net change in unrealized appreciation/depreciation:
    on investments .............................................  102,774,201
    on swap contracts...........................................    7,953,127
    on securities sold short....................................    1,399,484
    on written options..........................................    1,954,588
    on foreign currency translations............................        4,356
                                                                 ------------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts, securities sold short,
    written options, and foreign currency translations .........  114,085,756
                                                                 ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, SWAP CONTRACTS, SECURITIES SOLD SHORT,
    WRITTEN OPTIONS, AND FOREIGN CURRENCY.......................  137,587,041
                                                                 ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................  137,165,887
                                                                 ------------
  Total Distributions to Preferred Shareholders ................   (1,417,014)
                                                                 ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    SHAREHOLDERS RESULTING FROM OPERATIONS ..................... $135,748,873
                                                                 ============




                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED         YEAR ENDED
                                                                                         DECEMBER 31, 2007  DECEMBER 31, 2006
                                                                                         -----------------  -----------------
OPERATIONS:
  Net investment income (loss)......................................................       $   (421,154)      $  1,730,970
  Net realized gain on investments, swap contracts, securities sold short,
    written options, and foreign currency transactions .............................         23,501,285         37,539,820
  Net change in unrealized appreciation/depreciation on investments, swap contracts,
    securities sold short, written options, and foreign currency translations ......        114,085,756         29,500,615
                                                                                           ------------       ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................        137,165,887         68,771,405
                                                                                           ------------       ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income ............................................................            (86,208)                --
  Net realized short-term gain on investments, swap contracts, securities sold short,
    written options and foreign currency transactions ..............................           (396,955)                --
  Net realized long-term gain on investments, swap contracts, securities sold short,
    written options and foreign currency transactions ..............................           (933,851)                --
                                                                                           ------------       ------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ....................................         (1,417,014)                --
                                                                                           ------------       ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS ......................................................        135,748,873         68,771,405
                                                                                           ------------       ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ............................................................         (2,705,719)                --
  Net realized short-term gain on investments, swap contracts, securities sold short,
    written options and foreign currency transactions ..............................        (17,778,632)                --
  Net realized long-term gain on investments, swap contracts, securities sold short,
    written options and foreign currency transactions ..............................        (14,375,712)       (31,071,323)
                                                                                           ------------       ------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .......................................        (34,860,063)       (31,071,323)
                                                                                           ------------       ------------
FUND SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment
    of distributions................................................................          3,173,090          4,831,815
  Offering costs for preferred shares charged to paid-in-capital ...................         (3,550,000)                --
                                                                                           ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS ...............           (376,910)         4,831,815
                                                                                           ------------       ------------
  NET INCREASE IN NET ASSETS........................................................        100,511,900         42,531,897

NET ASSETS:
  Beginning of period ..............................................................        432,740,881        390,208,984
                                                                                           ------------       ------------
  End of period (including undistributed net investment income of $0 and
    $1,407,796, respectively) ......................................................       $533,252,781       $432,740,881
                                                                                           ============       ============

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on March 31, 2005.

    The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in "gold related" activities ("Gold Companies"). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers ("Natural Resources Companies"). The Fund may invest in the securities of companies located anywhere in the world.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

    Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

    Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

    In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, there were no open repurchase agreements.

    SWAP AGREEMENTS. The Fund may enter into equity swap transactions. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

    The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized in the Statement of Assets and Liabilities.

    Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

    The Fund has entered into equity swap agreements with Morgan Stanley & Co. Incorporated. Details of the swaps at December 31, 2007 are as follows:

         NOTIONAL              EQUITY SECURITY             INTEREST RATE/              TERMINATION     NET UNREALIZED
          AMOUNT                  RECEIVED              EQUITY SECURITY PAID              DATE          APPRECIATION
          ------                  --------              --------------------              ----          ------------
                                                         3 Month LIBOR plus
                                Market Value          45 bps plus Market Value
                              Appreciation on:            Depreciation on:
                               MMX Mineraco e              MMX Mineraco e
 $6,536,037 (28,600 Shares)     Metalicos SA                Metalicos SA                03/06/08         $8,516,188

    OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

    As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

    In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2007 are presented within the Schedule of Investments.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2007, there were no open securities sold short.

    FOREIGN  CURRENCY  TRANSLATIONS.  The  books  and  records  of the  Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain (loss) on investments.

    FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

    CONCENTRATION RISKS. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

    CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

    DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of capital gains on passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2007, reclassifications were made to increase accumulated distributions in excess of net investment income by $1,149,357 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, securities sold short, written options, and foreign currency transactions by $1,665,837 with an offsetting adjustment to paid-in capital.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Distributions to shareholders of the Fund's 6.625% Series A Cumulative Preferred Shares are recorded on a daily basis.

    The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 for the Fund was as follows:

                                                                     YEAR ENDED                     YEAR ENDED
                                                                  DECEMBER 31, 2007              DECEMBER 31, 2006
                                                            ----------------------------     ------------------------
                                                              COMMON           PREFERRED      COMMON        PREFERRED
                                                              ------           ---------      ------        ---------
           DISTRIBUTIONS PAID FROM:
           Ordinary income
             (inclusive of short-term capital gains) ....   $20,148,505       $  819,009    $25,953,340      $   --
           Net long-term capital gains ..................    14,711,558          598,005      5,117,983          --
                                                            -----------       ----------    -----------      ------
           Total distributions paid .....................   $34,860,063       $1,417,014    $31,071,323      $   --
                                                            ===========       ==========    ===========      ======

    PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

    At December 31, 2007, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes, straddle deferrals, and mark-to-market adjustments on passive foreign investment companies.

    As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

                  Net unrealized appreciation on investments,
                    swap contracts, written options, and
                    foreign currency translations...........       $180,125,283
                  Undistributed ordinary income
                    (inclusive of short-term capital gains)          16,859,984
                  Undistributed long-term gains.............          2,441,900
                  Other temporary differences*..............         (8,516,188)
                                                                   ------------
                  Total ....................................       $190,910,979
                                                                   ============
----------------
* Other temporary differences are due to mark-to-market adjustments on swap contracts.

    The following summarizes the tax cost of investments, short sales, written options, and the related unrealized appreciation (depreciation) at December 31, 2007:

                                                                   GROSS             GROSS
                                                  COST/         UNREALIZED        UNREALIZED       NET UNREALIZED
                                                PREMIUMS       APPRECIATION      DEPRECIATION       APPRECIATION
                                                --------       ------------      ------------       ------------
                  Investments............... $484,103,633     $179,682,086      $(12,510,284)      $167,171,802
                  Written options...........   25,991,039        9,664,698        (5,230,395)         4,434,303
                  Swap contracts............           --        8,516,188                --          8,516,188
                                                              ------------      ------------       ------------
                                                              $197,862,972      $(17,740,679)      $180,122,293
                                                              ============      ============       ============

    FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. The Fund has adopted the Interpretation for all open tax years and it had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

    The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2007, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

    As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays an allocated portion of the cost of the Fund's Chief Compliance Officer. For the fiscal year ended December 31, 2007, the Fund paid $219,858, which is included in payroll expenses in the Statement of Operations.

    The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per committee meeting attended. In addition the Audit Committee Chairman receives an annual retainer fee of $3,000 and the Nominating Committee Chairman receives an annual retainer fee of $2,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2007, other than short-term and U.S. Government securities, aggregated $456,199,973 and $367,017,607, respectively.

    Written options activity for the Fund for the fiscal year ended December 31, 2007 was as follows:

                                                  NUMBER OF
                                                  CONTRACTS         PREMIUMS
                                                  ---------         --------
  Options outstanding at December 31, 2006...      108,400         $14,214,588
  Stock splits on options....................        5,204                  --
  Options written ...........................      845,149         139,397,868
  Options repurchased........................     (558,083)        (98,988,135)
  Options expired............................     (236,779)        (23,950,789)
  Options exercised..........................      (11,419)         (4,682,493)
                                                   -------         -----------
  Options outstanding at December 31, 2007...      152,472         $25,991,039
                                                   =======         ===========

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal year ended December 31, 2007, the Fund did not repurchase any shares of beneficial interest in the open market.

    The Fund filed a $350 million shelf offering with the SEC that went effective September 24, 2007. The shelf offering gave the Fund the ability to offer additional common and preferred shares.

    On October 16, 2007, the Fund completed the placement of $100 million of Cumulative Preferred Shares ("Preferred Shares"). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the 6.625% Series A Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

    On October 16, 2007, the Fund received net proceeds of $96,450,000 (after underwriting discounts of $3,150,000 and offering expenses of $400,000) from the public offering of 4,000,000 shares of 6.625% Series A Cumulative Preferred Shares. Commencing October 16, 2012, and thereafter, the Fund, at its option, may redeem the Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of the Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the fiscal year ended December 31, 2007, the Fund did not repurchase any of the Preferred Shares. At December 31, 2007, 4,000,000 Preferred Shares were outstanding and accrued dividends amounted to $110,417.

    Transactions in common shares of beneficial interest were as follows:

                                                                  YEAR ENDED               YEAR ENDED
                                                              DECEMBER 31, 2007         DECEMBER 31, 2006
                                                              -----------------         -----------------
                                                             SHARES        AMOUNT     SHARES        AMOUNT
                                                             ------        ------     ------        ------
    Shares issued upon reinvestment of distributions .....   127,490    $3,173,090    212,591    $4,831,815
                                                             -------    ----------    -------    ----------

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of nine closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL  INTEREST  OUTSTANDING  THROUGHOUT  EACH
PERIOD:

                                                                        YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                                                     DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2005(D)
                                                                     -----------------   -----------------   --------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period..............................    $  24.10             $  21.99            $  19.06(e)
                                                                         --------             --------            --------
   Net investment income (loss)......................................       (0.02)                0.08                0.08
   Net realized and unrealized gain on investments, swap contracts, securities sold short, written options, and
     foreign currency transactions...................................        7.61                 3.77                4.01
                                                                         --------             --------            --------
   Total from investment operations..................................        7.59                 3.85                4.09
                                                                         --------             --------            --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income.............................................       (0.01)                  --                  --
   Net realized gains on investments, swap contracts,
     securities sold short, written options, and foreign
     currency transactions...........................................       (0.07)                  --                  --
                                                                         --------             --------            --------
   Total distributions to preferred shareholders.....................       (0.08)                  --                  --
                                                                         --------             --------            --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income.............................................       (0.15)                  --               (0.07)
   Net realized gains on investments, swap contracts, securities sold short, written options, and foreign currency
     transactions....................................................       (1.78)               (1.74)              (1.09)
                                                                         --------             --------            --------
   Total distributions to common shareholders........................       (1.93)               (1.74)              (1.16)
                                                                         --------             --------            --------
FUND SHARE TRANSACTIONS:
   Increase (decrease) in net asset value from
     common share transactions ......................................        0.00(c)                --               (0.00)(c)
   Offering costs for preferred shares charged to paid-in capital....       (0.20)                  --                  --
                                                                         --------             --------            --------
   Total fund share transactions.....................................       (0.20)                  --               (0.00)(c)
                                                                         --------             --------            --------
   NET ASSET VALUE, END OF PERIOD....................................    $  29.48             $  24.10            $  21.99
                                                                         ========             ========            ========
   NAV total return +................................................       31.47%               18.29%               22.0%*
                                                                         ========             ========            ========
   Market value, end of period.......................................    $  29.15             $  24.60            $  21.80
                                                                         ========             ========            ========
   Investment total return ++........................................       27.40%               21.86%              15.2%**
                                                                         ========             ========            ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares,
     end of period (in 000's) .......................................    $633,253                   --                  --
   Net assets attributable to common shares,
     end of period (in 000's) .......................................    $533,253             $432,741            $390,209
   Ratio of net investment income (loss) to average net assets attributable to common shares before preferred shares
     distributions...................................................       (0.09)%               0.42%               0.47%(f)
   Ratio of operating expenses to average net assets
     attributable to common shares (a) ..............................        1.45%                1.17%(a)            1.15%(f)
   Ratio of operating expenses to average net assets including
     liquidation value of preferred shares (a) ......................        1.39%                  --                  --
   Portfolio turnover rate...........................................        71.3%               114.8%              142.5%
PREFERRED SHARES:
   6.625% SERIES A CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's).......................    $100,000                   --                  --
   Total shares outstanding (in 000's)...............................       4,000                   --                  --
   Liquidation preference per share..................................    $  25.00                   --                  --
   Average market value (b)..........................................    $  24.16                   --                  --
   Asset coverage per share..........................................    $ 158.31                   --                  --
   Asset coverage....................................................         633%                  --                  --

-----------------

+    Based  on  net  asset  value  per  share,   adjusted  for  reinvestment  of
     distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

* Based on net asset value per share at commencement of operations of $19.06 per share.

** Based on market value per share at initial public offering of $20.00 per share.

(a) The Fund incurred interest expense during the years ended December 31, 2007 and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.33% and 1.16%, respectively, and in 2007 the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.27%.

(b)  Based on weekly prices.

(c)  Amount represents less than $0.005 per share.

(d)  The Fund commenced investment operations on March 31, 2005.

(e) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(f)  Annualized.


                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of The Gabelli Global Gold, Natural Resources & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the "Trust") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 10, 2008

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Gold Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

                                             NUMBER OF
                              TERM OF       FUNDS IN FUND
NAME, POSITION(S)           OFFICE AND        COMPLEX
    ADDRESS(1)                LENGTH OF      OVERSEEN BY        PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
     AND AGE              TIME SERVED(2)       TRUSTEE          DURING PAST FIVE YEARS                 HELD BY TRUSTEE(4)
-----------------         --------------     -----------        ----------------------                 ------------------
INTERESTED TRUSTEE:
------------------
SALVATORE M. SALIBELLO(3) Since 2005**          3        Certified Public Accountant and Managing             --
Trustee                                                  Partner of the public accounting firm
Age: 62                                                  Salibello & Broder LLP since 1978

INDEPENDENT TRUSTEES(5):

ANTHONY J. COLAVITA        Since 2005*         35        Partner in the law firm of                           --
Trustee                                                  Anthony J. Colavita, P.C.
Age: 72

JAMES P. CONN             Since 2005**         16        Former Managing Director and Chief Investment        --
Trustee                                                  Officer of Financial Security Assurance
Age: 69                                                  Holdings Ltd. (insurance holding company)
                                                         (1992-1998)

MARIO D'URSO              Since 2005***         4        Chairman of Mittel Capital Markets S.p.A.,           --
Trustee                                                  since 2001; Senator in the Italian
Age: 67                                                  Parliament (1996-2001)

VINCENT D. ENRIGHT        Since 2005***        15        Former Senior Vice President and Chief               --
Trustee                                                  Financial Officer of KeySpan Corporation
Age: 64                                                  (public utility) (1994-1998)

FRANK J. FAHRENKOPF, JR.   Since 2005*          5        President and Chief Executive Officer of the         --
Trustee                                                  American Gaming Association; Co-Chairman
Age: 68                                                  of the Commission on Presidential Debates;
                                                         Former Chairman of the Republican
                                                         National Committee (1983-1989)

MICHAEL J. MELARKEY       Since 2005***         4        Partner in the law firm of Avansino,          Director of Southwest
Trustee                                                  Melarkey, Knobel & Mulligan                   Gas Corporation
Age: 58                                                                                                (natural gas utility)

ANTHONIE C. VAN EKRIS     Since 2005**         19        Chairman of BALMAC International, Inc.               --
Trustee                                                  (commodities and futures trading)
Age: 73

SALVATORE J. ZIZZA         Since 2005*         26        Chairman of Zizza & Co., Ltd.                 Director of Hollis-Eden
Trustee                                                  (consulting)                                  Pharmaceuticals
Age: 62                                                                                                (biotechnology); Director
                                                                                                       of Earl Scheib, Inc.
                                                                                                       (automotive services)

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)


                              TERM OF
NAME, POSITION(S)           OFFICE AND
    ADDRESS(1)               LENGTH OF                                   PRINCIPAL OCCUPATION(S)
     AND AGE              TIME SERVED(2)                                 DURING PAST FIVE YEARS
-----------------         --------------                                 ----------------------
OFFICER:
-------
BRUCE N. ALPERT                Since 2005         Executive Vice President and Chief Operating Officer of Gabelli Funds,
President                                         LLC since 1988 and an officer of most of the registered investment
Age: 56                                           companies in the Gabelli/GAMCO Funds complex. Director and President of
                                                  Gabelli Advisers, Inc. since 1998

CARTER W. AUSTIN               Since 2005         Vice President of the Fund since 2005; Vice President of The Gabelli
Vice President                                    Equity Trust since 2000,  The Gabelli Dividend & Income Trust since 2003,
Age: 41                                           The Gabelli Global Deal Fund since 2006, and The Gabelli Healthcare &
                                                  Wellness(Rx) Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

MOLLY A.F. MARION              Since 2005         Assistant Vice President of GAMCO Investors, Inc. since 2006; Assistant
Assistant Vice President                          Portfolio Manager of Gabelli Fixed Income (1994-2004)
and Ombudsman
Age: 53

JAMES E. MCKEE                 Since 2005         Vice President, General Counsel, and Secretary of GAMCO Investors, Inc.
Secretary                                         since 1999 and of GAMCO Asset Management Inc. since 1993; Secretary of
Age: 44                                           all of the registered investment companies in the Gabelli/GAMCO Funds complex

AGNES MULLADY                  Since 2006         Vice President of Gabelli Funds, LLC since 2007; Officer of all of the
Treasurer                                         registered investment companies in the Gabelli/GAMCO Funds complex; Senior
Age: 49                                           Vice President of U.S. Trust Company, N.A. and Treasurer and Chief
                                                  Financial Officer of Excelsior Funds from 2004 through 2005; Chief
                                                  Financial Officer of AMIC Distribution Partners from 2002 through 2004;
                                                  Controller of Reserve Management Corporation and Reserve Partners,
                                                  Inc. and Treasurer of Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN             Since 2005         Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer                          Chief Compliance Officer of all of the registered investment companies
Age: 54                                           in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset
                                                  Management from 2000 through 2004

------------------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

  * - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  ** - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  *** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 "Interested  person" of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

5 Trustees who are not interested persons are considered "Independent" Trustees.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2007

CASH DIVIDENDS AND DISTRIBUTIONS
                                            TOTAL AMOUNT    ORDINARY    LONG-TERM   DIVIDEND
                   PAYABLE       RECORD         PAID       INVESTMENT   CAPITAL   REINVESTMENT
                    DATE          DATE      PER SHARE (A)  INCOME (A)   GAINS (A)     PRICE
                  --------      --------    -------------  ----------  ---------- ------------
COMMON SHARES
                  01/25/07      01/17/07      $0.14000      $0.14000    $     --   $23.69000
                  02/22/07      02/13/07       0.14000       0.14000          --    24.89000
                  03/26/07      03/16/07       0.14000       0.14000          --    25.16000
                  04/04/07      04/16/07       0.14000       0.14000          --    25.94000
                  05/24/07      05/16/07       0.14000       0.14000          --    25.75850
                  06/25/07      06/15/07       0.14000       0.06270     0.07730    25.80860
                  07/25/07      07/17/07       0.14000       0.04770     0.09230    27.45530
                  08/27/07      08/17/07       0.14000       0.04770     0.09230    24.43870
                  09/24/07      09/14/07       0.14000       0.04770     0.09230    27.82450
                  10/25/07      10/17/07       0.14000       0.04770     0.09230    29.27690
                  11/26/07      11/15/07       0.14000       0.04770     0.09230    27.14800
                  12/17/07      12/12/07       0.14000       0.04770     0.09230    27.36550
                  01/07/08      12/31/07       0.25000       0.08520     0.16480    29.75870
                                              --------      --------    --------
                                              $1.93000      $1.13410    $0.79590

6.625% PREFERRED  SHARES
                  12/26/07      12/18/07      $0.32665      $0.11138    $0.21527

     A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

     The long-term gain distributions for the fiscal year ended December 31, 2007 were $15,309,563, or the maximum allowable.


CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

     In 2007, the Fund paid to common and 6.625% Series A preferred shareholders ordinary income dividends of $1.1341 and $0.1114 per share, respectively. For the fiscal year ended December 31, 2007, 5.51% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 3.35% of the ordinary income distribution was deemed qualified dividend income that is reported in box 1b on Form 1099-DIV. The percentage of ordinary income dividends paid by the Fund during 2007 derived from U.S. Government Securities was 0.00%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2007. The percentage of net assets of U.S. Government Securities held as of December 31, 2007 was 1.40%.

                         HISTORICAL DISTRIBUTION SUMMARY


                                     SHORT-TERM     LONG-TERM
                         INVESTMENT    CAPITAL       CAPITAL         TOTAL
                         INCOME (A)   GAINS (A)       GAINS    DISTRIBUTIONS (B)
                         ----------   ---------       -----    -----------------
COMMON SHARES
2007....................  $0.14980    $0.98430      $0.79590        $1.93000
2006....................        --     1.45430       0.28570         1.74000
2005....................   0.08460     1.07540            --         1.16000

6.625% PREFERRED SHARES
2007....................  $0.01987    $0.09151      $0.21527        $0.32665

---------------------
(a) Taxable as ordinary income for Federal tax purposes.
(b) Total amounts may differ due to rounding.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer ("AST") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

            The Gabelli Global Gold, Natural Resources & Income Trust
                           c/o American Stock Transfer
                                6201 15th Avenue
                               Brooklyn, NY 11219

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not an American Stock Exchange ("Amex") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the Amex, or elsewhere, for the participants' accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.




--------------------------------------------------------------------------------
 The Annual Meeting of The Gabelli Global Gold, Natural Resources & Income Trust's shareholders will be held on Monday, May 19, 2008 at the Greenwich Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                              [GRAPHIC OMITTED]
                               PICTURE OF FLAGS

                              TRUSTEES AND OFFICERS
            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES                                                  OFFICERS

Anthony J. Colavita                                       Bruce N. Alpert
   ATTORNEY-AT-LAW,                                          PRESIDENT
   ANTHONY J. COLAVITA, P.C.
                                                          Carter W. Austin
James P. Conn                                                VICE PRESIDENT
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,                              Peter D. Goldstein
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.                CHIEF COMPLIANCE OFFICER

Mario d'Urso                                              Molly A.F. Marion
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA                      ASSISTANT VICE PRESIDENT & OMBUDSMAN

Vincent D. Enright                                        James E. McKee
   FORMER SENIOR VICE PRESIDENT &                            SECRETARY
   CHIEF FINANCIAL OFFICER,
   KEYSPAN CORP.                                          Agnes Mullady
                                                             TREASURER
Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,                   INVESTMENT ADVISER
   AMERICAN GAMING ASSOCIATION                            Gabelli Funds, LLC
                                                          One Corporate Center
Michael J. Melarkey                                       Rye, New York 10580-1422
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN                  CUSTODIAN
                                                          Mellon Trust of New England, N.A.
Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,                           COUNSEL
   SALIBELLO & BRODER, LLP                                Skadden, Arps, Slate, Meagher & Flom LLP

Anthonie C. van Ekris                                     TRANSFER AGENT AND REGISTRAR
   CHAIRMAN, BALMAC INTERNATIONAL, INC.                   American Stock Transfer and Trust Company

Salvatore J. Zizza                                        STOCK EXCHANGE LISTING
   CHAIRMAN, ZIZZA & CO., LTD.                                                                       6.625%
                                                                                     Common         Preferred
                                                                                     ------         ---------
                                                          Amex-Symbol:                 GGN           GGN PrA
                                                          Shares Outstanding:      18,086,062       4,000,000

                                                          The Net Asset Value per share appears in
                                                          the Publicly Traded Funds column, under
                                                          the heading "Specialized Equity Funds,"
                                                          in Monday's The Wall Street Journal. It
                                                          is also listed in Barron's Mutual
                                                          Funds/Closed End Funds section under the
                                                          heading "Specialized Equity Funds."

                                                          The Net Asset Value per share may be
                                                          obtained each day by calling (914)
                                                          921-5070 or visiting www.gabelli.com.


------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series A Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
------------------------------------------------------------------------------

                           THE GABELLI GLOBAL GOLD,
                       NATURAL RESOURCES & INCOME TRUST
                   ONE CORPORATE CENTER, RYE, NY 10580-1422



                       PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM


                                                                   GGN Q4/2007

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2006 and $127,750 for 2007.

AUDIT-RELATED FEES

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

TAX FEES

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2006 and $4,350 for 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) 100%

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT Companies.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o  A  limited   Power  of   Attorney   appointing   the   attendee   an  Adviser
   representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).






                                   APPENDIX A
                                PROXY GUIDELINES




PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
            This may include such areas as:
            -Paying greenmail
            -Failure to adopt shareholder  resolutions  receiving  a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance



SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
            -Stock split
            -Stock option or other executive  compensation  plan
            -Finance growth of company/strengthen balance sheet
            -Aid in restructuring
            -Improve credit rating
            -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.



EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.



FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors



POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.



STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans



SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.



LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

A portfolio team manages The Gabelli Global Gold, Natural Resources & Income Trust., (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan serves as the Gold Companies Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund's portfolio. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

Barbara G. Marcin and Joshua W. Fenton are jointly and primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund's portfolio.

Barbara G. Marcin serves as a Portfolio Manager for the Fund. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

Joshua W. Fenton is currently the Director of Buy-Side Research for GAMCO Investors, Inc. Mr. Fenton was a Securities Analyst for Gabelli & Company, Inc. from 2001 through 2002. Prior to joining GAMCO, Mr. Fenton was Director of Research at Douglas, Noyes & Co., Inc. from 1996 through 2001.

Vincent Hugonnard-Roche serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund's portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                                                                                               Total Assets
                                                                                            No. of Accounts     in Accounts
                                                                Total                        where Advisory   where Advisory
   Name of Portfolio Manager or                            No. of Accounts                  Fee is Based on    Fee is Based
            Team Member                Type of Accounts        Managed       Total Assets     Performance     on Performance
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
1. Caesar M. P. Bryan                 Registered                  4              $2.6B             1               $2.0B
                                      Investment
                                      Companies:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Pooled                2              $6.3M             2               $6.3M
                                      Investment
                                      Vehicles:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Accounts:             5             $57.0M             0                $0
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
2. Barbara G. Marcin                  Registered                  3              $2.6B             1               $2.5B
                                      Investment
                                      Companies:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Pooled                1              $6.4M             1               $6.4M
                                      Investment
                                      Vehicles:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Accounts:            21             $137.7M            0                $0
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
3. Joshua W. Fenton                   Registered                  2             $78.3M             0                $0
                                      Investment
                                      Companies:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Pooled                0               $0               0                $0
                                      Investment
                                      Vehicles:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Accounts:            11             $15.6M             0                $0
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
4. Vincent Hugonnard-Roche            Registered                  0               $0               0                $0
                                      Investment
                                      Companies:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Pooled                1             $23.0M             1              $23.0M
                                      Investment
                                      Vehicles:
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------
                                      Other Accounts:             0               $0               0                $0
------------------------------------- ------------------- ------------------ -------------- ----------------- ----------------

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, Joshua W. Fenton and Vincent Hugonnard-Roche owned $10,001 - $50,000; $50,001 - $100,000; 10,001 - $50,000
and $10,001 - $50,000 respectively, of shares of the Trust as of December 31, 2007.

(b) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                   REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ============================= ========================== ===============================
                                                                         (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                          SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                     PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)       (B) AVERAGE PRICE PAID PER   PUBLICLY ANNOUNCED PLANS     YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED                SHARE (OR UNIT)                OR PROGRAMS               PLANS OR PROGRAMS
============= ========================= ============================= ========================== ===============================
Month #1      Common - N/A              Common - N/A               Common - N/A               Common - 18,086,062
07/01/07
through       Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
07/31/07
============= ========================= ========================== ========================== ===============================
Month #2      Common - N/A              Common - N/A               Common - N/A               Common - 18,086,062
08/01/07
through       Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
08/31/07
============= ========================= ========================== ========================== ===============================
Month #3      Common - N/A              Common - N/A               Common - N/A               Common - 18,086,062
09/01/07
through       Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
09/30/07
============= ========================= ========================== ========================== ===============================
Month #4      Common - N/A              Common - N/A               Common - N/A               Common - 18,086,062
10/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 4,000,000
10/31/07
============= ========================= ========================== ========================== ===============================
Month #5      Common - N/A              Common - N/A               Common - N/A               Common - 18,086,062
11/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 4,000,000
11/30/07
============= ========================= ========================== ========================== ===============================
Month #6      Common - N/A              Common - N/A               Common - N/A               Common - 18,086,062
12/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 4,000,000
12/31/07
============= ========================= ========================== ========================== ===============================
Total         Common - N/A              Common - N/A               Common - N/A               N/A

              Preferred  Series A - N/A Preferred  Series  A - N/A Preferred Series A - N/A
============= ========================= ========================== ========================== ===============================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Gold, Natural Resources & Income Trust
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/10/08
      --------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/10/08
      --------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     03/10/08
      --------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.